Fees Summary	Nov. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 469,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	71,834.52
Total Offset Amount	0.00
Net Fee	$ 71,834.52
Final Prospectus	false